UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2014

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 646-4100

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On September 2, 2014, Plains All American Pipeline, L.P. (the “Partnership”) and PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $750 million aggregate principal amount of 3.60% Senior Notes due 2024 (the “Notes”), subject to the terms and conditions therein.

The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-184137) filed with the Securities and Exchange Commission on September 27, 2012 (the “Registration Statement”), and are described in a Prospectus Supplement dated September 2, 2014 to the Prospectus dated September 27, 2012, which is included in the Registration Statement.

The Notes will be issued pursuant to a supplemental indenture to be dated September 9, 2014 by and among the Issuers and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The supplemental indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.

The closing of the offering of the Notes is expected to occur on September 9, 2014, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 2, 2014, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President

Date: September 4, 2014

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 2, 2014, by and among Plains All American Pipeline, L.P., PAA Finance Corp., and J.P. Morgan Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

3